UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): July 18, 2007

                             POLYMEDICA CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Massachusetts                  0-19842                    04-3033368
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

     701 Edgewater Road, Suite 360
       Wakefield, Massachusetts                                     01880
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (781) 486-8111

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
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     Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     SIGNATURE
     EXHIBIT INDEX
     Ex-99.1 Press Release dated July 18, 2007

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On July 18, 2007, Thomas O. Pyle, Chairman of the PolyMedica Corporation Board of Directors, passed away following a long illness.

     James J. Mahoney, Jr. was named Chairman at a special meeting of the Board of Directors held on July 18th. Mr. Mahoney, age 64, has been a member of PolyMedica's Board since November 2005. Mr. Mahoney currently serves as President of the Mahoney Group, a private financial consulting firm that Mr. Mahoney founded in 2004. Prior to founding the Mahoney Group, he co-founded the venture capital and equity investment firm HLM Management Company, where he spent 20 years working with portfolio companies in technology, health care services, medical technology and business services. Mr. Mahoney has also served as general partner for Cowen & Company and as a securities analyst at Keystone Custodian Funds. Mr. Mahoney began his career in finance at Touche Ross & Company. Mr. Mahoney currently serves as a director of Aspect Medical Systems and two privately held companies. Mr. Mahoney also serves as a trustee of Blessed John XXIII National Seminary.

     A copy of the related press release is attached as Exhibit 99.1.


Exhibit Number        Description
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99.1                  Press Release dated July 18, 2007

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POLYMEDICA CORPORATION

Date: July 19, 2007                    By: /s/ Devin J. Anderson
                                       -----------------------------------------
                                       Devin J. Anderson
                                       Executive Vice President, General Counsel
                                       and Secretary

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                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

99.1                  Press Release dated July 18, 2007